Exhibit 99.1

Investment Thesis Financial Data as of 6-30-2010 NYSE: ONB Old National Bancorp

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends, profitability and projected earnings. Forward-looking statements can be identified by the use of words "anticipate," "believe," "expect," "intend," "could," and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to, market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies, ability of Old National to execute its business plan and to remediate the credit issues identified in this presentation, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, significant changes in accounting, tax or regulatory practices or requirements, other matters discussed in this presentation and other factors identified in the Company's Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the appendix, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Improve the risk profile Consistent application of conservative underwriting standards has lead to strong loan quality relative to peers 2Q10 NPL's/Loans of 1.85% vs. 1Q10 peer average of 3.23% 2Q10 Loans 90+ days of .01% vs. 1Q10 peer average of .30% Enhance management discipline Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place September 2009 equity offering significantly boosts capital levels at 2Q10 Tangible common equity to 9.03% Tier 1 to 15.1% and total risk-based capital to 17.0% Loan to deposit ratio at 1Q10 of 66.3% vs. 1Q10 peer average of 86.9% Achieve consistent, quality earnings Management and board focus Long-term return vs. short-term gain Transparency in communications CONSISTENCY

Corporate Summary

OLD NATIONAL BANCORP

MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)

Headquarters	Evansville, Indiana
Stock Exchange/Symbol	NYSE: ONB
Market Capitalization@ 6-30-10	$.9 billion
Quarterly Cash Dividend	$.07
Cash Dividend Yield @ 7-15-10	2.6%
Book Value Per Common Share	$10.03
Price (at 7-15-10) / 2010 Consensus Estimate	23.1X
Institutional Ownership @ 3/31/2010	59.6%
YTD 7-15-2010 Average Trading Volume	636,670 shares

FINANCIAL DATA (at/for the quarter ended 6/30/10) ($ in millions)

Total Assets	$7,701.1
Total Core Deposits (Excluding Brokered CDs)	$5,601.4
Return on Average Assets	.55%
Return on Average Common Equity	4.91%
Net Interest Margin	3.40%
Efficiency Ratio	76.65%
Tangible Common Equity Ratio**	9.03%
Assets Under Management	$3,359.0

Additional information can be found on the Investor Relations web pages at

www.oldnational.com

Investor Inquiries:

Lynell J. Walton, CPA

SVP – Director of Investor Relations

812-464-1366 lynell.walton@oldnational.com

**See appendix for Non-GAAP reconciliation

COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB), which celebrated its 175th anniversary in 2009, is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN
- -165 financial centers and 218 ATM's located throughout Indiana, Western Kentucky and Southern Illinois
- -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 14th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives
- -Strengthen the Risk Profile
  - >Early identification and aggressive resolution of deteriorating credits
  - >Proactive risk management
- -Enhance Management Discipline
  - >Disciplined pricing of loans and deposits using market share presence
  - >Optimize balance sheet
  - >Hold managers accountable for their results
- -Achieve Consistent Quality Earnings
  - >Targeting 6% to 8% annual earnings per share growth

TOP 15 Institutional Holders (3/31/2010 13F Filings)	Shares Held (in 000s)	% Ownership
BlackRock Fund Advisors	6,289.4	7.22
Capital World Investors (US)	4,077.0	4.68
The Vanguard Group	3,979.5	4.57
State Street Global Advisors	3,491.1	4.01
Security Investors	2,026.6	2.33
Northern Trust Investments	1,870.8	2.15
Dimensional Fund Advisors	1,813.5	2.08
Perkins Investment Management	1,424.0	1.63
Russell Investment Group	1,295.3	1.49
Forest Hill Capital	1,210.5	1.39
DePrince Race & Zollo	1,204.7	1.38
Old National Trust	1,098.4	1.26
Heartland Advisors	1,034.7	1.19
Eagle Asset Management	881.1	1.01
Netols Asset Management	879.8	1.01

NYSE: ONB

5

The Old National Footprint The Old National Footprint ONB Headquarters

Local Unemployment Local Unemployment 51.8% / 8.7% 1.2% / 10.7% 4.9% / 12.0% 0% / 10.6% 42.1% / 9.9% 0% / 9.4% % of ONB's Indiana deposits* / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics June 2010 Unemployment: Indiana = 10.1% Illinois = 10.4% Kentucky = 10.0% Ohio = 10.5% Michigan = 13.2% USA = 9.5% *Deposits based on 6-30-09 FDIC data 75% of ONB deposits* are in Indiana--over half are in region with lowest unemployment

Asset/Liability Composition Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.332 0.224 0.14 0.145 0.059 0.1 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.34175 0.171 0.05281 0.254 0.1371 0.00667 0.03566 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.41427 0.16787 0.13018 0.13088 0.0563 0.10051 *Consumer Loans consist of 30% direct, 46% indirect and 24% HELOC. Period-End 6-30-09 *Consumer Loans consist of 28% direct, 46% indirect and 26% HELOC. Period-End 6-30-10 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.302 0.142 0.061 0.272 0.183 0.009 0.031

Loan Concentrations Healthcare/Social Services Public Admin Manufacturing Educational Services Wholesale Trade Retail Other Real Estate Rental & Leasing Agriculture Construction Finance & Insurance Professional Services 0.094 0.057 0.119 0.062 0.099 0.081 0.171 0.057 0.076 0.073 0.048 0.045 At June 30, 2010 Industrial-Owner Occupied Industrial-Non Owner Occupied Retail-Owner Occupied Office-Non Owner Occupied Office-Owner Occupied Multifamily Acquisition & Development Construction All Other Retail-Non Owner Occupied Multifamily 1-4 Family-Non Owner Occupied Other Improved Real Estate-Owner Occupied Other Improved Real Estate-Non Owner Occupied 0.07 0.07 0.07 0.1 0.07 0.07 0.02 0.12 0.05 0.1 0.07 0.09 0.07 0.03 Commercial Commercial Real Estate

Conservative Lending Limits Borrower* Asset Quality Rating In-House Lending Limit* ($ in millions) 0 $25 1, 2, or 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to legal lending limit ONB's legal lending limit at 3-31-2010 = $87.9 million per borrower *Includes entire relationship with borrower

Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 1Q10 at 3.10% vs. peer average of 9.98% Not participating in new shared national credits Well-staffed experienced special assets area

Credit Metrics 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Problem Loans 0.0317 0.0371 0.0378 0.0432 0.0461 0.0433 0.0409 0.0432 0.0423 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Criticized Loans 0.0206 0.0244 0.0262 0.0187 0.0243 0.0234 0.027 0.0282 0.027 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ONB 0.0144 0.0146 0.0135 0.0167 0.0187 0.0183 0.0175 0.0183 0.0185 Peer Group Average 0.0106 0.0132 0.0178 0.0229 0.0264 0.03 0.0306 0.0323 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ONB 0.0135 0.0047 0.0114 0.0107 0.0119 0.0125 0.022 0.0072 0.009 Peer Group Average 0.0058 0.0062 0.0106 0.0126 0.0165 0.0196 0.0236 0.017 *As a % of end of period loans

Credit Metrics 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 As a % of end of period total loans 0.0069 0.0066 0.0084 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 As a % of end of period total loans 0.0007 0.0007 0.0006 0.0015 0.0011 0.001 0.0021 0.0026 0.0019 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Commercial .48% .59% .58% .51% .32% .36% Commercial Real Estate .47% .48% .55% .44% .26% .52% First Mortgage Residential Real Estate 1.56% 1.73% 2.04% 1.97% 1.31% 1.85% Home Equity Lines Of Credit .66% .80% .91% .82% .49% .71% All Other Consumer Loans 1.09% 1.25% 1.52% 1.57% .93% 1.16% *As a % of end of period loans

Investment Portfolio ($ in millions) Book Value Mar. 31, 2010 Book Value June 30, 2010 Market Value* Mar. 31, 2010 Market Value* June 30, 2010 Market Value $ Change Federal National Mortgage Association $833.7 $790.3 Federal Home Loan Mortgage Corporation 148.3 141.9 Federal Home Loan Bank 156.9 183.6 Federal Farm Credit Bank 14.9 -0- Subtotal US Government Agencies-Senior Debentures $1,145.4 $1,095.8 $1,153.8 $1,115.8 $(38.0) U.S. Treasury $51.4 $51.3 $51.2 $51.7 $.5 Issued or guaranteed by FNMA, FHLMC, GNMA $862.8 $824.7 $886.7 $856.3 Nonagency guaranteed 206.2 194.8 165.4 164.7 Subtotal Mortgage Backed Securities $1,069.0 $1,019.5 $1,052.1 $1,021.0 $(31.1) Trust Preferred $40.4 $40.0 $21.3 $20.7 Other Corporate 97.8 96.6 104.1 103.9 Subtotal Corporate Securities $138.2 $136.6 $125.4 $124.6 $(.8) Municipal Securities - Taxable $129.2 $144.3 $134.5 $145.9 $11.4 Municipal Securities - Tax Exempt $402.0 $350.7 $425.2 $366.1 $(59.1) Other Securities $72.0 $72.0 $72.0 $72.0 $-0- Totals $3,007.2 $2,870.2 $3,014.2 $2,897.1 $(117.1) Effective duration at 6-30-2010 = 3.39 *Includes market value for both available for sale and held to maturity securities.

Municipal Bond Portfolio by State IN TX PA KY MO IL All Other 0.357 0.09 0.081 0.056 0.053 0.05 0.313 Based on book value at 6-30-2010

Monthly Net Interest Margin* 7/1/2009 8/1/2009 9/1/2009 10/1/2009 11/1/2009 12/1/2009 1/1/2010 2/1/2010 3/1/2010 4/1/2010 5/1/2010 6/1/2010 ONB 0.0355 0.0359 0.034 0.0328 0.0323 0.0333 0.0339 0.0327 0.0333 0.0341 0.0343 0.0336 *Fully taxable-equivalent basis 1Q10 = 3.33% 2Q10 = 3.40%

Focus on Capital Management Common stock offering completed September, 2009 Issued 20.7 million shares, including over-allotment Net proceeds of $196 million Significantly improved capital ratios - at 6-30-2010 Tangible common equity to 9.03% Tier 1 to 15.1% Total risk-based capital to 17.0% Allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate

4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ONB 0.0603 0.0644 0.0621 0.0606 0.0581 0.0523 0.0551 0.0853 0.0825 0.0862 0.0903 Peer Group Average 0.0665 0.0675 0.0665 0.0668 0.0635 0.0645 0.0653 0.0684 0.0668 0.0705 The Company's calculation of tangible common equity includes other comprehensive income. See Appendix for Non-GAAP reconciliation and definition of Peer Group Tangible Common Equity

M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process

M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved

APPENDIX

Non-GAAP Reconciliations 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Total Shareholders' Equity $652.9 $675.4 $649.0 $635.4 $730.9 $631.8 $634.6 $865.4 $843.8 $855.5 $874.7 Deduct: Goodwill and Intangible Assets (191.0) (190.3) (188.7) (187.8) (186.8) (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) Tangible Shareholders' Equity 461.9 485.1 460.3 447.6 544.1 426.2 430.6 663.0 643.6 657.0 677.7 Deduct: Preferred Stock - - - - 97.4 - - - - - - Tangible Common Shareholders' Equity $461.9 $485.1 $460.3 $447.6 $446.7 $426.2 $430.6 $663.0 $643.6 $657.0 $677.7 Total Assets $7,846.1 $7,723.5 $7,601.8 $7,568.3 $7,873.9 $8,356.1 $8,012.2 $7,973.5 $8,005.3 $7,818.3 $7,701.1 Add: Trust Overdrafts 1.7 .1 .1 .3 1.0 .1 - .4 .2 .3 .1 Deduct: Goodwill and Intangible Assets (191.0) (190.3) (188.7) (187.8) (186.8) (205.6) (204.0) (202.4) (200.2) 198.6 197.1 Tangible Assets $7,656.8 $7,533.2 $7,413.1 $7,380.9 $7,688.1 $8,150.6 $7,808.2 $7,771.6 $7,805.4 $7,620.0 $7,504.1 Tangible Common Equity to Tangible Assets 6.03% 6.44% 6.21% 6.06% 5.81% 5.23% 5.51% 8.53% 8.25% 8.62% 9.03% End of period balances - $ in millions

The Old National Peer Group

OLD NATIONAL BANCORP

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Name	Ticker	Name	Ticker
1st Source Corp.	SRCE	International Bancshares Corp.	IBOC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corp.	BOH	National Penn Bancshares, Inc.	NPBC
Citizens Republic Bancorp, Inc.	CRBC	Park National Corp.	PRK
Cullen/Frost Bankers, Inc.	CFR	Republic Bancorp, Inc.	RBCAA
F.N.B. Corp.	FNB	S.Y. Bancorp, Inc.	SYBT
First Busey Corp.	BUSE	South Financial Group, Inc.	TSFG
First Commonwealth Financial Corp.	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Merchants Corp.	FRME	Trustmark Corp.	TRMK
First Midwest Bancorp, Inc.	FMBI	UMB Financial Corp.	UMBF
FirstMerit Corp.	FMER	United Bankshares, Inc.	UBSI
Fulton Financial Corp.	FULT	Valley National Bancorp	VLY
Hancock Holding Company	HBHC	WesBanco, Inc.	WSBC
Integra Bank Corp	IBNK	Whitney Holding Corp	WTNY

NYSE: ONB

23

Minimal Shared National Credits ($ in millions) 2Q10 Count (#)* 12 Total exposure $133.2 Dollar outstanding $50.8 Largest exposure ($0 outstanding) $20.0 Weighted average risk grade** 1.7 *All but one in ONB footprint of Indiana, Kentucky or Illinois **ONB risk grade scale is 0 (investment grade) to 9 (nonaccrual)

Other Classified Assets ($ in millions) Book Value Mar. 31, 2010 Market Value Mar. 31, 2010 Book Value June 30, 2010 Market Value June 30, 2010 Corporate Bonds $3.4 $2.4 $3.3 $2.5 Pooled Trust Preferred Securities $28.5 $11.7 $28.2 $10.5 Non-Agency Mortgage Backed Securities $126.6 $93.4 $120.8 $96.0 Totals $158.5 $107.5 $152.3 $109.0 Other Classified Assets

Securities with OTTI $ in Thousands *Lowest credit rating provided by any nationally recognized credit rating agency. Vintage Lowest Credit Rating* Book Value at June 30, 2010 OTTI 2Q10 OTTI YTD 2010 BAFC Ser 4 2007 CCC $14,026 $79 $79 CWALT Ser 73CB 2005 CCC 6,606 150 207 CWALT Ser 73CB 2005 CCC 8,353 324 427 CWHL 2006-10 2006 CC 10,030 105 309 CWHL 2005-20 2005 B- 10,987 7 39 FHASI Ser 4 2007 CCC 21,654 592 592 RFMSI Ser S9 2006 CC 32,070 923 923 RFMSI Ser S10 2006 CCC 4,362 74 74 RALI QS2 2006 CC 6,968 199 278 RFMSI S1 2006 CCC 5,767 - 30 Totals Non-Agency Mortgage Backed Securities $120,823 $2,453 $2,958 TROPC 2003 C 2,116 $165 $165 MM Community Funding IX 2003 C 1,287 146 146 Totals Pooled Trust Preferred Securities $3,403 $311 $311 Grand Totals $124,226 $2,764 $3,269

Deposit Costs vs. Peer Group Peer Group data per SNL Financial See Appendix for definition of Peer Group 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ONB (Including Brokered CDs) 0.0347 0.0311 0.0259 0.0203 0.0204 0.0183 0.0158 0.0148 0.014 0.0132 0.0123 0.0113 Peer Group Average 0.0354 0.0335 0.0298 0.024 0.0229 0.0217 0.0186 0.0168 0.0151 0.0136 0.012

Loan Yields Vs. Peer Group 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 ONB 0.0751 0.0723 0.0681 0.0629 0.0611 0.0597 0.0521 0.0514 0.0514 0.0508 0.0507 0.0508 Peer Group Average 0.0749 0.0725 0.0685 0.0624 0.0612 0.0591 0.057 0.0535 0.0533 0.0535 0.0557 Peer Group data per SNL Financial See Appendix for definition of Peer Group Diversified portfolio with strong credit quality and pricing opportunities relative to peers

Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com